SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              ____________________

   Date of Report: October 29, 1999     Date of Earliest Event Reported: October
                                    15, 1999

                       NEW BRUNSWICK SCIENTIFIC CO., INC.
             (Exact name of registrant as specified in its charter)
                              ____________________



NEW  JERSEY               0-6994                         22-1630072
(State  or other Jurisdiction of          (Commission File No.)          (I.R.S.
Employer  Identification  No.)
incorporation  or  organization)

44  TALMADGE  ROAD,  P.O.  BOX  4005
         EDISON,  NEW  JERSEY                                        08818-4005
      (Address  of  registrant's                                     (Zip Code)
   principal  executive  offices)


       Registrant's telephone number, including area code:  (732) 287-1200


          ____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS

     On October 15, 1999, the Board of Directors of New Brunswick Scientific Co., Inc. ("Company") declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, par value $.0625 per share (the "Common Stock"), of the Company. The dividend is payable on October 31, 1999 (the "Record Date") to the shareholders of record as of the close of business on that date. In connection with the dividend declaration, on October 27, 1999, the Company and American Stock Transfer & Trust Company, as Rights
Agent,  entered  into  a  Rights  Agreement,  effective  as of October 31, 1999.

     Prior to the Distribution Date (as defined below), the Rights will be evidenced by the certificates for and will be transferred with the Common Stock and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights. After the Distribution Date, the rights agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date (unless the Rights were earlier redeemed or exchanged), and thereafter the Rights will be transferable separately from the Common Stock. The "Distribution Date" generally means the earlier of (i) the close of business on the 10th day after the date of the first public announcement that a person (other than the Company, any of its subsidiaries or any employee benefit plan of the Company or any such subsidiary, or certain other exempt persons) has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock (an "Acquiring Person"), (ii) the close of the business on the 10th business day (or such later day as may be designated before any person has become an Acquiring Person by the Board of Directors) after the date of the commencement of, or the announcement of an intention to commence, a tender or exchange offer by any person which would, if consummated, result in such person becoming an Acquiring Person.

     Prior to the Distribution Date, the Rights will not be exercisable. After the Distribution Date (but before any person has become an Acquiring Person), each Right will be exercisable to purchase, for $25.00 (the "Purchase Price"), one share of Common Stock. The terms and conditions of the Rights are set forth in a Rights Agreement dated as of October 31, 1999 between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement").

     If any person has become an Acquiring Person (but before the occurrence of any of the events described in the second succeeding paragraph), each Right
(other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase after the Distribution Date, for the Purchase Price, a number of shares of Common Stock having a market value of twice the Purchase Price.

     At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock or the occurrence of any of the events described in the next paragraph), the Board of Directors may exchange all or part of the Rights (other than Rights beneficially owned by an Acquiring Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right, subject to adjustment.

     If, after any person has become an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its Common Stock is exchanged for other securities or assets or (2) the Company and/or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase after the Distribution Date, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of twice the Purchase Price.

     The Board of Directors may redeem all of the Rights at a price of $0.01 per Right at any time before any person has become an Acquiring Person.

     The Rights will expire on October 31, 2009, unless earlier exchanged or redeemed.

     For so long as the Rights are redeemable, the Rights Agreement may be amended in any respect. At any time when the Rights are no longer redeemable, the Rights Agreement may be amended in any respect that does not adversely affect the holders of Rights (other than any Acquiring Person and certain affiliated persons), or cause the Rights again to become redeemable.

     Until a Rights holder exercises his or her Rights, such Rights holder will have no rights as a shareholder of the Company, including the right to vote and to receive dividends.

     The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the effectiveness of the Rights.

     As of October 27, 1999 there were 5,330,681 shares of Common Stock Outstanding
and  264,739       shares  of  Common  Stock  reserved  for  issuance  under the
Company's  stock
option plans. Each outstanding share of Common Stock on the Record Date will receive one Right. Shares of Common Stock issued after the Record Date and prior to the Distribution Date will be issued with a Right attached so that all shares of Common Stock outstanding prior to the Distribution Date will have Rights attached.

     The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of the Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company as described above.

     While the dividend of the Rights will not be taxable to shareholders or to the Company, shareholders or the Company may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable as set forth above.

     The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as
Exhibit  1  and  incorporated  herein  by  reference.

ITEM  7.     EXHIBITS

1 Rights Agreement dated as of October 31, 1999 between New Brunswick Scientific Co., Inc. and American Stock Transfer & Trust Company , as Rights Agent, which includes the Form of Right Certificate as Exhibit A and the Summary of Terms of the Rights Agreement as Exhibit B.

     SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

     NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.



     By:       /s/  David  Freedman
         --------------------------
     Name:          David  Freedman
     Title:         Chairman

Dated:  October  29,  1999

                                RIGHTS AGREEMENT


                          Dated as of October 31, 1999


                                     between


                       NEW BRUNSWICK SCIENTIFIC CO., INC.


                                       and


                    AMERICAN STOCK TRANSFER & TRUST COMPANY,

                                 as Rights Agent

                                TABLE OF CONTENTS
                                                                            Page

SECTION  1.  CERTAIN  DEFINITIONS.     1
----------------------------------

SECTION  2.  APPOINTMENT  OF  RIGHTS  AGENT     5
-------------------------------------------

SECTION  3.  ISSUE  OF  RIGHT  CERTIFICATES     5
-------------------------------------------

SECTION  4.  FORM  OF  RIGHT  CERTIFICATES     7
------------------------------------------

SECTION  5.  COUNTERSIGNATURE  AND  REGISTRATION     7
------------------------------------------------

SECTION  6.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES;
--------------------------------------------------------------------------------
MUTILATED,  DESTROYED,  LOST  OR  STOLEN  RIGHT  CERTIFICATES     8
-------------------------------------------------------------

SECTION  7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS     9
-------------------------------------------------------------------------

SECTION  8.  CANCELLATION  AND  DESTRUCTION  OF  RIGHT  CERTIFICATES     11
--------------------------------------------------------------------

SECTION  9.  AVAILABILITY  OF  COMMON  SHARES     11
---------------------------------------------

SECTION  10.  COMMON  SHARES  RECORD  DATE     13
------------------------------------------

SECTION  11. ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF RIGHTS
-------------------------------------------------------------------------------
14

SECTION  12.  CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES     24
------------------------------------------------------------------------

SECTION  13.  CONSOLIDATION,  MERGER  OR  SALE  OR TRANSFER OF ASSETS OR EARNING
--------------------------------------------------------------------------------
POWER     24
-----

SECTION  14.  FRACTIONAL  RIGHTS  AND  FRACTIONAL  SHARES     27
---------------------------------------------------------

SECTION  15.  RIGHTS  OF  ACTION     28
--------------------------------

SECTION  16.  AGREEMENT  OF  RIGHT  HOLDERS     29
-------------------------------------------

SECTION  17.  RIGHT  HOLDER  NOT  DEEMED  A  SHAREHOLDER     30
--------------------------------------------------------

SECTION  18.  CONCERNING  THE  RIGHTS  AGENT     30
--------------------------------------------


SECTION  19.  MERGER  OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT     31
------------------------------------------------------------------------

SECTION  20.  DUTIES  OF  RIGHTS  AGENT     31
---------------------------------------

SECTION  21.  CHANGE  OF  RIGHTS  AGENT     34
---------------------------------------

SECTION  22.  ISSUANCE  OF  NEW  RIGHT  CERTIFICATES     36
----------------------------------------------------

SECTION  23.  REDEMPTION     36
------------------------

SECTION  24.  EXCHANGE     37
----------------------

SECTION  25.  NOTICE  OF  CERTAIN  EVENTS     38
-----------------------------------------

SECTION  26.  NOTICES     39
---------------------

SECTION  27.  SUPPLEMENTS  AND  AMENDMENTS     40
------------------------------------------

SECTION  28.  SUCCESSORS     40
------------------------

SECTION  29.  DETERMINATIONS  AND  ACTIONS  BY  THE  BOARD,  ETC     41
----------------------------------------------------------------

SECTION  30.  BENEFITS  OF  THIS  AGREEMENT     41
-------------------------------------------

SECTION  31.  SEVERABILITY     41
--------------------------

SECTION  32.  GOVERNING  LAW     41
----------------------------

SECTION  33.  COUNTERPARTS     41
--------------------------

SECTION  34.  DESCRIPTIVE  HEADINGS     42
-----------------------------------

Exhibit  A  Form  of  Right  Certificate     A1

Exhibit  B  SUMMARY  OF  RIGHTS     B1
            -------------------

                                RIGHTS AGREEMENT


     Agreement dated as of October 31, 1999 between New Brunswick Scientific Co., Inc., a New Jersey corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation, as Rights Agent (the "Rights Agent").

     The Board of Directors of the Company has authorized and declared a dividend of one common share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on the close of business on October 31, 1999 (the "Record Date"), each Right representing the right to purchase one Common Share (as defined herein), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share of the Company that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:


     SECTION 1. CERTAIN DEFINITIONS.SECTION 1. CERTAIN DEFINITIONS. For purposes
     --------------------------------------------------------------
of  this  Agreement,  the  following  terms  have  the  meanings  indicated:

     (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding, but shall not include any Exempt Person (as such term is hereinafter defined). Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company (other than an acquisition that does not directly or indirectly increase the proportionate share of the Common Shares of the Company beneficially owned by such Person), then such Person shall be deemed to be an "Acquiring Person". Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person", as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person", as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

     (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

     (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to have "Beneficial Ownership" of and to "beneficially own", any securities:

     (i) which such Person or any of such Person's Affiliates or Associates beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly;

     (ii) which such Person or any of such Person's Affiliates or Associates has
(A) the right to acquire (whether such right is exercisable immediately or only upon the occurrence of certain events or the passage of time or both) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or dispose of (whether such right is exercisable immediately or only upon the occurrence of certain events or the passage of time or both) pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

     (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Company.

     Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding", when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

     (d) "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     (e) "close of business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

     (f) "Common Shares" shall mean the shares of Common Stock (as such term is hereinafter defined), except that, when used with reference to any Person other than the Company, shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

     (g) "Common Stock" shall mean the Common Stock, par value $.0625 per share, of the Company.

     (h) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

     (i) "Exempt Person" shall mean (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, and any entity holding Common Shares for or pursuant to the terms of any such plan, or (iv) any person who or which, together with all Affiliates and Associates of such Person, was as of October 31, 1999, the Beneficial Owner of 15% or more of the Common Shares outstanding on such date, unless and until such Person, together with all Affiliates and Associates of such Person, shall acquire subsequent to October 31, 1999, Beneficial Ownership of Common Shares representing an additional 10% of more of the Company=s Common Shares over and above the percentage of outstanding Common Shares Beneficially Owned by such Person, together with all Affiliates and Associates of such Person, as of October 31, 1999.

     (j) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

     (k) "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     (l) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

     (m) "Shares Acquisition Date" shall mean the first date of public (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

     (n) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     SECTION  2.  APPOINTMENT OF RIGHTS AGENT2. APPOINTMENT OF RIGHTS AGENT. The
     -----------------------------------------------------------------------
Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. If the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

     SECTION  3.  ISSUE  OF  RIGHT  CERTIFICATESSECTION  3.  ISSUE  OF  RIGHT
     ------------------------------------------------------------------------
CERTIFICATES.  (a)  Until  the earlier of (i) the close of business on the tenth
     --------
day after the Shares Acquisition Date or (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares and not by separate Right Certificates and the registered holders of the Common Shares shall be deemed the registered holders of the associated Rights, and (y) any transfer of Common Shares (or any interest therein, including the creation of a security interest) will also effect a transfer of the associated Rights (or the equivalent interest therein) and neither the Rights nor any interest therein may be transferred otherwise than by transfer of the associated Common Shares (or the equivalent interest therein). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate thereof), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit A hereto (a "Right Certificate"), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (b) Until the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, certificates for Common Shares shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences certain Rights as set forth in a Rights Agreement between New Brunswick Scientific Co., Inc. and American Stock Transfer & Trust Company, as Rights Agent, dated as of October 31, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of New Brunswick Scientific Co., Inc. New Brunswick Scientific Co., Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) may become null and void.

     With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

     Notwithstanding this paragraph (b), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of a Right.

     (c) In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

     SECTION 4. FORM OF RIGHT CERTIFICATES4. FORM OF RIGHT CERTIFICATES. Subject
     -------------------------------------------------------------------
to the provisions of Section 22 hereof, the Right Certificates (and the forms of election to purchase Common Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates, whenever distributed, shall be dated as of the Record Date.

     SECTION 5. COUNTERSIGNATURE AND REGISTRATIONSECTION 5. COUNTERSIGNATURE AND
     ---------------------------------------------------------------------------
REGISTRATION.  (a)  The  Right  Certificates  shall be executed on behalf of the
-------------
Company  by  its  Chairman of the Board, its Chief Executive Officer, any of its
----
Vice  Presidents,  or  its Treasurer, either manually or by facsimile signature,
--
shall  have affixed thereto the Company's seal or a facsimile thereof, and shall
--
be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     (b) Following the Distribution Date and receipt by the Rights Agent of all necessary information, the Rights Agent will keep or cause to be kept, at an office designated for such purpose (the "Designated Office"), books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

     SECTION  6.  TRANSFER,  SPLIT  UP,  COMBINATION  AND  EXCHANGE  OF  RIGHT
     -------------------------------------------------------------------------
CERTIFICATES;  MUTILATED,  DESTROYED,  LOST  OR  STOLEN  RIGHT  CERTIFICATES6.
     -------------------------------------------------------------------------
TRANSFER,  SPLIT  UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED,
     ---------------------------------------------------------------------------
DESTROYED,  LOST  OR STOLEN RIGHT CERTIFICATES. (a) Subject to the provisions of
 ----------------------------------------------
this Agreement, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder of the Rights evidenced thereby to purchase a like number of Common Shares as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred (with, in the case of transfer, the form of assignment on the reverse side thereof duly executed), split up, combined or exchanged at the Designated Office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

     (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

     SECTION  7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS7.
     ---------------------------------------------------------------------------
EXERCISE  OF  RIGHTS;  PURCHASE PRICE; EXPIRATION DATE OF RIGHTS. (a) Each Right
-----------------------------------------------------------------
(other than Rights that have become void pursuant to Section 11(a)(ii) hereof or
--
that have been exchanged pursuant to Section 24 hereof) shall initially entitle the registered holder thereof to purchase one Common Share, subject to adjustment from time to time as provided in Section 11 or 13 hereof. The purchase price (the "Purchase Price") for each Common Share purchasable pursuant to the exercise of a Right shall initially be $25.00, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

     (b) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate evidencing such Rights, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the Designated Office of the Rights Agent, together with payment of the Purchase Price for each Common Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on the tenth anniversary of the Record Date (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in
Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly and properly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of the Rights evidenced by such Right Certificate in accordance with
Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Common Shares certificates for the number of Common Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of Common Shares as are to be purchased (in which case certificates for the Common Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of the Rights evidenced by such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of the Rights evidenced by such Right Certificate.

     (d) In case the registered holder of the Rights evidenced by any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided to the Company such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or any Affiliate or Associate thereof as the Company shall reasonably request. The Company shall provide to the Rights Agent any such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or any Affiliate or Associate thereof, and the Rights Agent shall be able to rely on such information as provided in Section 18 hereof.

     SECTION  8.  CANCELLATION  AND  DESTRUCTION  OF  RIGHT  CERTIFICATES8.
     ----------------------------------------------------------------------
CANCELLATION  AND  DESTRUCTION  OF  RIGHT  CERTIFICATES.  All Right Certificates
     ---------------------------------------------------
surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     SECTION  9.  AVAILABILITY OF COMMON SHARESSECTION 9. AVAILABILITY OF COMMON
     ---------------------------------------------------------------------------
SHARES.  (a)  The Company covenants and agrees that it will take all such action
 ------
as may be necessary to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     (b) So long as the Common Shares (or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

     (c) The Company shall use its best efforts (i) to file, as soon as practicable following the earliest date after the occurrence of an event described in Section 11(a)(ii) as of which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with
Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and
(B) the Final Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "Blue Sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause 9(c)(i), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement with prompt notice thereof to the Rights Agent stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement with prompt notice thereof to the Rights Agent at such time as the suspension is no longer in effect. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, such exercise therefor shall not be permitted under applicable law or a registration statement in respect of such securities shall not have been declared effective.

     (d) The Company covenants and agrees that it will take all such action as may be necessary to insure that all the Common Shares (and/or other securities) issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

     (e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights or the Right Certificates or of any Common Shares upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights or Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Common Shares in a name other than that of, the registered holder of the Rights evidenced by Right Certificates surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Common Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights at the time of surrender of the related Right Certificates) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

     SECTION 10. COMMON SHARES RECORD DATESECTION 10. COMMON SHARES RECORD DATE.
     ---------------------------------------------------------------------------
Each Person in whose name any Common Shares are issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Common Shares on, and the date of issuance of such Common Shares and the date of any certificate for such Common Shares shall be, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and the date of issuance of such Common Shares and the date of any such certificate shall be, the next succeeding Business Day on which the Common Shares transfer books of the Company are open. Prior to the exercise of any Rights, the holder thereof shall not be entitled to any rights of a holder of Common Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     SECTION  11.  ADJUSTMENT  OF  PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF
     ---------------------------------------------------------------------------
RIGHTSSECTION  11.  ADJUSTMENT  OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF
   -----------------------------------------------------------------------------
RIGHTS.  The  Purchase  Price, the number of Common Shares covered by each Right
  -----
and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a) (i) In the event the Company at any time after the Record Date (A) declares a dividend on the Common Shares payable in Common Shares, (B) subdivides the outstanding Common Shares, (C) combines the outstanding Common Shares into a smaller number of Common Shares or (D) issues any shares of its capital stock in a reclassification of the Common Shares (including, without limitation, any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right (except as otherwise provided herein) exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

     (ii) Subject to Section 24 of this Agreement, in the event any Person, alone or together with its Affiliates and Associates, becomes an Acquiring Person, each registered holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Common Shares for which a Right is then exercisable, in accordance with the terms of this Agreement, such number of shares of Common Stock as shall equal the result obtained by dividing (x) the product obtained by multiplying the then current Purchase Price by the number of Common Shares for which a Right is then exercisable by (y) 50% of the then current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person (such number of shares of Common Stock, the "Adjustment Shares"). In the event that any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

     From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to
Section 3 or Section 6 hereof that evidences Rights beneficially owned by an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) whose Rights would be void pursuant to the preceding sentence thereof and any Right Certificate evidencing Rights beneficially owned by any such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) whose Rights would be null and void pursuant to the preceding sentence or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) whose Rights would be null and void pursuant to the preceding sentence shall be canceled. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates and Associates or any transferee of any of them hereunder. From and after the occurrence of an event described in Section 13, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

     (iii) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph
(ii), the Company will, upon the exercise of a Right and payment of the applicable Purchase Price, (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right (subject to the second paragraph of Section 11(a)(ii)), make adequate provision to substitute for the Adjustment Share (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock), that the Board of Directors has deemed to have essentially the same rights, privileges and preferences as Common Shares ("equivalent Common Shares")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been conclusively determined by the Board of Directors based upon the advice of an investment banking firm selected by the Board of Directors; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the first occurrence of an event described in Section 11(a)(ii), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. The term "Spread" means the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the occurrence of an event described in Section 11(a)(ii), in order that the Company may seek shareholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, being the "Substitution Period"). To the extent that action is to be taken pursuant to this Section 11(a)(iii), the Company (1) will provide, subject to the second paragraph of Section 11(a)(ii), that such action will apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any required shareholder approval or to decide the appropriate form of distribution to be made and the value thereof. In the event of any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension no longer remains in effect in each case, with prompt notice thereof to the Rights Agent. For purposes of this
Section 11(a)(iii), the Current Value of each Adjustment Share will be the current per share market price of a Common Share (as defined in Section 11(d)) on the effective date of the occurrence of an event described in Section 11(a)(ii) and the per share or per unit value of any equivalent Common Share will be deemed to equal the current per share market price of a Common Share on such date.

     (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or equivalent Common Shares) or securities convertible into Common Shares or equivalent Common Shares at a price per Common Share or equivalent Common Share (or having a conversion price per share, if a security convertible into Common Shares or equivalent Common Shares) less than the then current per share market price (as defined in Section 11(d)) of the Common Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares and/or equivalent Common Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares and/or equivalent Common Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Common Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Common Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Common Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Common Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Common Share and the denominator of which shall be such current per share market price of the Common Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (d) (i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security; and provided, further, that in the event that the current per share market price of the shares of Common Stock is determined as of a date prior to the expiration of 30 Trading Days following the Record Date, the current per share market price of the Common Stock shall be deemed to be the average of the daily closing prices per share of Common Stock for the period of Trading Days commencing with the Record Date and ending immediately prior to such date. The closing price of a Security for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ/NMS Market or, if the Security is not listed or admitted to trading on the NASDAQ/NMS Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. National Market System ("Nasdaq") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

     (ii) For the purpose of any computation hereunder, the "current per share market price" of the Common Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Common Shares are not publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

     (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a Common Share. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

     (f)     If  as  a result of an adjustment made pursuant to Section 11(a) or
Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j),
(k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Shares shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h)     Unless the Company shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Common Shares (calculated to the nearest one one-hundredth of a Common Share) obtained by (i) multiplying (x) the number of Common Shares covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made with prompt notice thereof to the Rights Agent. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to registered holders of Rights on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the registered holders of the Rights on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of Common Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Common Shares which were expressed in the initial Right Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Shares at such adjusted Purchase Price.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer with prompt notice thereof to the Rights Agent until the occurrence of such event the issuing to the registered holder of any Right exercised after such record date of the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Shares, issuance wholly for cash of any Common Shares at less than the current market price, issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common Shares, dividends on Common Shares payable in Common Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Common Shares shall not be taxable to such shareholders.

     (n) In the event that at any time after the Record Date and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of Common Shares purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of Common Shares so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     (o) The Company covenants and agrees that it will not at any time after the Distribution Date (i) consolidate, merge or otherwise combine with or (ii) sell or otherwise transfer (and/or permit any of its Subsidiaries to sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons if (x) at the time of or immediately after such consolidation, merger, combination or sale there are any rights, warrants or other instruments or securities outstanding or any agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, combination or sale, the shareholders of a Person who constitutes, or would constitute, the "Principal Party" for the purposes of
Section 13 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

     (p) The Company covenants and agrees that after the Distribution Date, it will not, except as permitted by Sections 23, 24 and 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

     SECTION  12.  CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES12.
     ---------------------------------------------------------------------------
CERTIFICATE  OF  ADJUSTED  PURCHASE  PRICE  OR  NUMBER  OF  SHARES.  Whenever an
 ------------------------------------------------------------------
adjustment  is  made  as  provided in Section 11 or 13 hereof, the Company shall
 -------
promptly  (a)  prepare  a certificate setting forth such adjustment, and a brief
 --
statement of the facts and computations accounting for such adjustment, (b) file
 -
with the Rights Agent and with each transfer agent for the Common Shares or the Common Shares a copy of such certificate and (c) mail a brief summary thereof to each registered holder of a Right in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such a certificate.

     SECTION  13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING
     ---------------------------------------------------------------------------
POWER13.  CONSOLIDATION,  MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.
--------------------------------------------------------------------------------
(a) In the event, directly or indirectly, at any time after a Person, alone or together with its Affiliates and Associates, has become an Acquiring Person, (x) the Company shall consolidate with, merge into or otherwise combine with, any other Person, (y) any Person shall consolidate with, merge into or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination and, in connection with such merger or combination, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned
Subsidiaries, then, and in each such case, proper provision shall be promptly made so that

     (i) each registered holder of a Right shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Common Shares for which a Right is then exercisable, in accordance with the terms of this Agreement, such number of duly authorized, validly issued, fully paid and nonassessable freely tradable Common Shares of the Principal Party (as hereinafter defined), not subject to any rights of first refusal, liens, encumbrances or other claims, as shall equal the result obtained by dividing (A) the product obtained by multiplying the then current Purchase Price by the number of Common Sharers for which a Right is then exercisable by (B) 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, combination, sale or transfer; provided, however, that the Purchase Price (as so adjusted pursuant to the foregoing clause (i)(A)) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, combination, sale or transfer;

     (ii) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, combination, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement;

     (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and

     (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

     (b)     "Principal  Party"  means

     (i)     in  the  case  of  any transaction described in Section 13(a)(x) or
(y), the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger, consolidation or combination, and if no securities are so issued, the Person that survives or results from such merger, consolidation or combination; and

     (ii) in the case of any transaction described in Section 13(a)(z), the person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided that in any such case, (A) if the Common Shares of such Person are not at such time and has not been continuously over the preceding 12-month period registered under
Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, "Principal Party" shall refer to such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

     (c) The Company shall not consummate any such consolidation, merger, combination, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares which are not outstanding or otherwise reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Sections 13(a) and 13(b) and providing that, as soon as practicable after the date of any consolidation, merger, combination, sale or transfer mentioned in Section 13(a); the Principal Party will:

     (i) prepare and file a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, and will use its best efforts to cause such registration statement (A) to become effective as soon as practicable after such filing and (B) to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Final Expiration Date; and

     (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

     (d) The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

     SECTION  14.  FRACTIONAL  RIGHTS AND FRACTIONAL SHARES14. FRACTIONAL RIGHTS
     ---------------------------------------------------------------------------
AND  FRACTIONAL SHARES. (a) The Company shall not be required to issue fractions
  ---------------------
of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ/NMS Market or, if the Rights are not listed or admitted to trading on the NASDAQ/NMS Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

     (b) The Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For the purposes of this Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) The holder of a Right, by the acceptance of the Right, expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as permitted by this Section 14).

     SECTION  15.  RIGHTS OF ACTION15. RIGHTS OF ACTION. All rights of action in
     ---------------------------------------------------
respect of this Agreement, excepting the rights of action given to the Rights Agent under this Agreement, are vested in the respective registered holders of the Right Certificate and any registered holder of any Right Certificate, without the consent of the Rights Agent or of the holder of any other Right, may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Rights registered in his or her name in the manner provided in the Right Certificates and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

     SECTION 16. AGREEMENT OF RIGHT HOLDERS16. AGREEMENT OF RIGHT HOLDERS. Every
     ---------------------------------------------------------------------
holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

     (b) after the Distribution Date, the Rights are transferable only on the registry books of the Rights Agent upon surrender of the Right Certificates evidencing such Rights at the Designated Office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

     (c) subject to Sections 6 and 7, the Company and the Rights Agent may deem and treat the person in whose name the Right is registered as the absolute owner thereof (notwithstanding any notations of ownership or writing on the Right Certificates evidencing such Rights or any certificate for the associated Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary, except as required by law.

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     SECTION  17.  RIGHT  HOLDER  NOT  DEEMED  A SHAREHOLDER17. RIGHT HOLDER NOT
     ---------------------------------------------------------------------------
DEEMED  A  SHAREHOLDER.  No  holder,  as such, of any Right shall be entitled to
     ------------------
vote, receive dividends or be deemed for any purpose the holder of the Common Shares or any other securities of the Company which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until such Right or Rights shall have been exercised in accordance with the provisions hereof.

     SECTION 18. CONCERNING THE RIGHTS AGENT18. CONCERNING THE RIGHTS AGENT. The
     -----------------------------------------------------------------------
Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the execution, delivery, administration and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement.

     The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the written advice of counsel as set forth in Section 20 hereof.

     SECTION  19.  MERGER  OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT19.
     ---------------------------------------------------------------------------
MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT. Any Person into which
  --------------------------------------------------------
the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases the Rights evidenced by such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases the Rights evidenced by such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     SECTION  20.  DUTIES  OF RIGHTS AGENT20. DUTIES OF RIGHTS AGENT. The Rights
     ----------------------------------------------------------------
Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such written advice or opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of current per share market price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any liability or responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice pursuant to Section 12 that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

     (h) The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify that the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

     SECTION  21.  CHANGE  OF RIGHTS AGENT21. CHANGE OF RIGHTS AGENT. The Rights
     ----------------------------------------------------------------
Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares by registered or certified mail, and to the registered holders of the Rights by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and to the registered holders of the Rights by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right (who shall, with such notice, submit his or her Right Certificate, if any, or his or her certificate, if any, for the associated Common Shares for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person, or an affiliate of such a Person, organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States), in good standing, that is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     SECTION  22.  ISSUANCE  OF  NEW RIGHT CERTIFICATES22. ISSUANCE OF NEW RIGHT
     ---------------------------------------------------------------------------
CERTIFICATES.  Notwithstanding any of the provisions of this Agreement or of the
   ----------
Right  Certificates  to  the contrary, the Company may, at its option, issue new
Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable upon exercise of a Right made in accordance with the provisions of this Agreement.

     SECTION  23.  REDEMPTION23.  REDEMPTION.  (a) The Board of Directors of the
     ----------------------------------------
Company may, at its option, at any time prior to such time as any Person, alone or together with its Affiliates and Associates, becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this
Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption to the Rights Agent and to all the registered holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

     SECTION 24. EXCHANGE24. EXCHANGE. (a) The Board of Directors of the Company
     ---------------------------------
may, at its option, at any time after any Person, alone or together with its Affiliates or Associates, becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after the occurrence of an event described in Section 13.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange with prompt notice to the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the registered holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

     (c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights or shall take such other action specified in Section 11(a)(iii) hereof.

     (d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this
Section  24.

     SECTION  25.  NOTICE  OF CERTAIN EVENTS25. NOTICE OF CERTAIN EVENTS. (a) In
     --------------------------------------------------------------------
case at any time after the Record Date the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Common Shares or to make any other distribution to the holders of its Common Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Common Shares rights or warrants to subscribe for or to purchase any additional Common Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Common Shares (other than a reclassification involving only the subdivision of outstanding Common Shares),
(iv) to effect any consolidation, merger into or combination with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each registered holder of a Right Certificate and the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, combination, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or
(ii) above at least 10 days prior to the record date for determining holders of the Common Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares, whichever shall be the earlier. The failure to give notice required by this
Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

     (b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate, and the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

     SECTION  26.  NOTICES26.  NOTICES.  Notices  or  demands authorized by this
     ----------------------------------
Agreement to be given or made by the Rights Agent or by the holder of any Right to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

New  Brunswick  Scientific  Co.,  Inc.
44  Talmadge  Road
Edison,  New  Jersey  08818
Attention:  President

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American  Stock  Transfer  &  Trust  Company
40  Wall  Street
New  York,  New  York  10005

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate or Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the registry books of the holders of the Rights maintained by the Rights Agent after the Distribution Date as herein provided.

     SECTION  27.  SUPPLEMENTS AND AMENDMENTS27. SUPPLEMENTS AND AMENDMENTS. The
     -----------------------------------------------------------------------
Company may from time to time supplement or amend this Agreement without the approval of any holders of Rights in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights or in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person, alone or together with its Affiliates or Associates, becomes an Acquiring Person, this Agreement shall not be amended in any manner which would (a) adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence, or (c) cause the Rights again to become redeemable. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of Section 27, and such supplement or amendment does not change or increase the Rights Agent's duties, liabilities or obligations in any material respect, the Rights Agent shall execute such supplement or amendment.

     SECTION  28.  SUCCESSORS28. SUCCESSORS. All the covenants and provisions of
     ---------------------------------------
this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION  29. DETERMINATIONS AND ACTIONS BY THE BOARD, ETC29. DETERMINATIONS
     ---------------------------------------------------------------------------
AND  ACTIONS  BY  THE  BOARD,  ETC.  For  all  purposes  of  this Agreement, any
-----------------------------------
calculation  of  the number of Common Shares outstanding at any particular time,
---------
including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Agreement).

     SECTION  30.  BENEFITS  OF  THIS  AGREEMENT30.  BENEFITS OF THIS AGREEMENT.
     ---------------------------------------------------------------------------
Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights.

     SECTION  31. SEVERABILITY31. SEVERABILITY. If any term, provision, covenant
     ------------------------------------------
or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     SECTION  32.  GOVERNING LAW32. GOVERNING LAW. This Agreement and each Right
     ---------------------------------------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     SECTION 33. COUNTERPARTS33. COUNTERPARTS. This Agreement may be executed in
     -----------------------------------------
any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION  34.  DESCRIPTIVE  HEADINGS34.  DESCRIPTIVE  HEADINGS.  Descriptive
     --------------------------------------------------------------
headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.


NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.


By          /s/  David  Freedman
-------------------------------
Name:       David  Freedman
Title:      Chairman



AMERICAN  STOCK  TRANSFER  &  TRUST  COMPANY,  as  Rights  Agent


By          /s/  Herbert  J.  Lemmer
-------------------------------
Name:       Herbert  J.  Lemmer
Title:      Vice  President

                                    Exhibit A

             Form of Right CertificateA   Form of Right Certificate

Certificate  No.  R-                         _____  Rights


     NOT EXERCISABLE AFTER OCTOBER 31, 2009 OR EARLIER IF REDEEMED OR EXCHANGED AS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS ISSUED OR TRANSFERRED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.

                                Right Certificate

                       NEW BRUNSWICK SCIENTIFIC CO., INC.


                                       A1

     This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 31, 1999 (the "Rights Agreement"), between New Brunswick Scientific Co., Inc., a New Jersey corporation (the "Company"), and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on October 31, 2009 at the designated office of the Rights Agent, or at the office of its successor as Rights Agent, one fully paid, nonassessable share of Common Stock, par value $.0625 per share, (the "Common Shares"), of the Company, at a purchase price of $25.00 per one share of a Common Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 31, 1999, based on the Common Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of Common Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the abovementioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the designated office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If the Rights evidenced by this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Common Shares or shares of other securities of the Company.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but, in lieu thereof, a cash payment will be made, as provided in the Rights Agreement.


                                       A2

     No holder of Rights evidenced by this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise thereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder of any Rights evidenced hereby, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated  as  of  ____________.

NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.


By:  _____________________
     Name:
Title:

Countersigned:


AMERICAN  STOCK  TRANSFER  &  TRUST  COMPANY,     as  Rights  Agent


By:  ______________________
     Name:
Title:

                                       A3

                    Form of Reverse Side of Right Certificate
                               FORM OF ASSIGNMENT
                               ------------------

(To be executed by the registered holder if such holder desires to transfer the Rights evidenced by this Right Certificate.)

     FOR  VALUE RECEIVED__________________________________________ hereby sells, assigns  and  transfers  unto_________________________
     (Please  print  name  and  address  of  transferee)
_________________________________________________________________

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
__________________ attorney, to transfer the said Rights on the books of the within-named Company, with full power of substitution.


Dated:  __________________

_____________________                                   ____________________
Signature  Guaranteed:                                   Signature

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, in each case, participating in a Medallion program approved by the Securities Transfer Association, Inc.
-----------------------------------------------------------------

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not being assigned by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement). In addition, the undersigned hereby certifies that after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
     ---------------------------
Signature

                                       A4

                          FORM OF ELECTION TO PURCHASE

    (To be executed if holder desires to exercise Rights evidenced by the Right
                                  Certificate.)

To:  New  Brunswick  Scientific  Co.,  Inc.

     The  undersigned  hereby  irrevocably  elects  to  exercise
___________________ Rights evidenced by this Right Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of:

     ------------------------------
[Please  insert  social  security                                             or
other  identifying  number]

     (Please  print  name  and  address)

     ___________________________________

     ___________________________________

     ___________________________________

     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

     ------------------------------
[Please  insert  social  security                                             or
other  identifying  number]

     (Please  print  name  and  address)

     ___________________________________

     ___________________________________

     ___________________________________



                                       A5

Dated:  __________________

Signature:_______________
Signature  Guaranteed:__________________


Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, in each case, participating in a Medallion program approved by the Securities Transfer Association, Inc.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not being exercised by or on behalf of any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement). In addition, the undersigned hereby certifies that after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

     _________________________
Signature


                                       A6

                                     NOTICE
                                     ------


     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                       A7

                                    Exhibit B

                      SUMMARY OF RIGHTSB SUMMARY OF RIGHTS
                      -----------------  -----------------


     AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED OR TRANSFERRED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.




                       NEW BRUNSWICK SCIENTIFIC CO., INC.
                             SHAREHOLDER RIGHTS PLAN

                                SUMMARY OF TERMS

                                Form of Security

     The Board has declared a dividend of one common stock purchase right for each outstanding share of the Company's Common Stock, payable to holders of record as of the close of business on October 31, 1999 (each a "Right" and collectively, the "Rights").

                                    Transfer

     Prior to the Distribution Date, the Rights will be evidenced by the certificates for and will be transferred with the Common Stock, and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights. After the Distribution Date, the Company will send or cause to be sent by mail, separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from the Common Stock.

                                Distribution Date


                                       B1

     Distribution Date generally means the earlier of: (i) the 10th day after public announcement that any person or group has become the beneficial owner of 15% or more of the Company's Common Stock; and (ii) the 10th business day after the date of the commencement of, or the announcement of an intention to commence, a tender or exchange offer by any person which would, if consummated, result in such person becoming the beneficial owner of 15% or more of the Company's Common Stock.


                                    Exercise

     Prior to the Distribution Date, the Rights will not be exercisable. After the Distribution Date, prior to the occurrence of an event described below under "Flip-In" and "Flip-Over", each Right will be exercisable to purchase for $25.00 (the "Purchase Price"), one share of Common Stock.


                                    "Flip-In"

     Subject to certain exceptions, if any person or group (an "Acquiring Person") becomes the beneficial owner of 15% or more of the Company's Common Stock, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of the Company's Common Stock having a market value of twice the Purchase Price.

                                   "Flip-Over"

     If, after any person has become an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its Common Stock is exchanged for other securities or assets or (2) the Company and/or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of twice the Purchase Price.

                                    Exchange

                                       B2

     At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the Company's Common Stock), the Board may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right.

                                   Redemption

     The Board may redeem all of the Rights at a price of $0.01 per Right at any time prior to the time that any person becomes an Acquiring Person.

                                   Expiration

     The Rights will expire on October 31, 2009 unless earlier exchanged or redeemed.

                                   Amendments

     For so long as the Rights are redeemable, the Rights Agreement may be amended in any respect. At any time after the Rights are no longer redeemable, the Rights Agreement may not be amended in any respect that would adversely affect the Rights holders (other than any Acquiring Person and certain affiliated persons) or cause the Rights again to become redeemable.

                                  Voting Rights

     A Rights holder has no rights as a shareholder of the Company, including the right to vote and to receive dividends, until such Rights holder exercises its Rights.

                             Antidilution Provisions

The Rights Agreement includes standard antidilution provisions designed to protect the efficacy of the Rights.

                                      Taxes


                                       B3

     While the dividend of the Rights will not be taxable to shareholders or to the Company, shareholders or the Company may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable as set forth above.

                               ------------------


     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, the complete terms of which are hereby incorporated by reference.

                                       B4